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                                                                EXHIBIT 10.9

                              AMENDED AND RESTATED
                           INDEMNIFICATION AGREEMENT
                           -------------------------

        This Indemnification Agreement ("Agreement") is made as of the _____ day of __________, 19___, by and between OHM Corporation, an Ohio corporation (the "Company"), and ____________________ (the "Indemnitee"),
____________________ ____________________ of the Company, and any other direct or indirect subsidiary of the Company of which the Indemnitee serves as an officer or employee are hereinafter referred to as a "Subsidiary", and the Indemnitee's positions with the Company or any Subsidiary are hereinafter referred to as the "Executive Capacities").

                                    RECITALS
                                    --------

        A. The Indemnitee is presently serving in the Executive Capacities specified above and the Company desires that the Indemnitee continue serving in those capacities. The Indemnitee is willing, subject to certain conditions, including without limitation the execution and performance of this Agreement by the Company, to continue in those capacities.

        B. In addition to the indemnification to which the Indemnitee is entitled under the Regulations of the Company (the "Regulations"), the Company may obtain, at no cost to the Indemnitee, Directors or other officers, insurance protecting its officers and directors, including the Indemnitee, against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties. However, as a result of circumstances having no relation to, and beyond the control of the Company or the Indemnitee, there can be no assurance that said insurance may be obtained upon terms and conditions reasonable in relation to the scope of such insurance, or, if such insurance is obtained, of the continuation or renewal of that insurance.

        Accordingly, and in order to induce the Indemnitee to continue to serve in the Executive Capacities specified above, the Company and the Indemnitee agree as follows:

        1. CONTINUED SERVICE: The Indemnitee will continue to serve in those Executive Capacities specified above so long as he is duly elected and qualified in accordance with the respective Regulations of the Company or any Subsidiary, or until he resigns in writing in accordance with applicable law.

        2. INITIAL INDEMNITY PURSUANT TO ARTICLES OF INCORPORATION OR REGULATIONS OF THE COMPANY: (a) The Company shall indemnify the Indemnitee when he is a party or is threatened to be made a party to any pending, threatened or completed action, suit or proceeding, whether civil, administrative, investigative or criminal (other than an action by or in the name of the Company), by reason of the fact that he is or was or had agreed to serve in the Executive Capacities specified above, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, against any and all costs, charges and expenses, including without limitation



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attorneys' and others' fees and expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection therewith and any appeal therefrom if the Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that his conduct was lawful.

        (b) The Company shall indemnify the Indemnitee when he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was, or and agreed to act in the Executive Capacities specified above, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement thereof or any appeal therefrom if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable for negligence or misconduct in the performance of Indemnitee's duty to the Company unless and only to the extent that the Court of Common Pleas of the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Common Pleas or such other court shall deem proper.

        (c) Any indemnification under Sections 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination in accordance with Section 4 hereof or any applicable provisions of the Amended and Restated Articles of Incorporation of the Company (the "Articles"), Regulations, other agreement, resolution or otherwise. Such determination shall be made (i) by the Board of Directors of the Company (the "Board"), by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum of disinterested Directors is not available or so directs, by independent legal counsel (designated for such purpose by the Board) in a written opinion, or
(iii) by the stockholders of the Company (the "Stockholders").

        (d) To the extent that any Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, he shall be indemnified against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably





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                                       3



incurred by him in connection therewith. Costs, charges and expenses (including attorneys' and others' fees and expenses) incurred by the Indemnitee in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized in accordance with Section 4 hereof or any applicable provision of the Articles, Regulations, other agreement, resolution or otherwise.

      (e) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company or any Subsidiary which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; and if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to herein.

      (f) The Company shall not adopt any amendment to its Articles or Regulations the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the Articles, Regulations, Ohio law, or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board or the Stockholders, as the case may be. In the event that the Company shall adopt any amendment to its Articles or Regulations the effect of which is to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the Articles, Regulations, Ohio law, or any such other law, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof unless the Indemnitee shall have voted in favor of such adoption as a director, officer or holder of record of the Company's voting stock, as the case may be.

   3. ADDITIONAL INDEMNIFICATION: (a) Without limiting any right which the Indemnitee may have pursuant to Section 2 hereof, the Regulations, Ohio law, or any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by Section 3(a)(iv) hereof, the Company shall pay on behalf of the Indemnitee, and his executors, administrators or assigns, any amount which he is or becomes legally obligated to pay relating to or arising out of any claim made against him because of any act, failure to act, neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which he commits, suffers, permits or acquiesces in while acting in any of the Executive Capacities specified above. The payments which the Company is obligated to make pursuant to this Section 3 shall include, without limitation, damages, judgments, settlements and charges, costs, expenses, expenses of investigation and expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom, and expenses of appeal, attachment or similar bonds, provided, however, that the Company shall not be obligated under this Section 3 to make any payment in connection with any claim against the Indemnitee:





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                                       4

                (i) for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any retention or excess beyond the amount of payment under such insurance;

                (ii) for which the Indemnitee is indemnified by the Company, otherwise than pursuant to this Section 3;

                (iii) which results in a final, nonappealable order for the Indemnitee to pay a fine or similar governmental imposition which the Company is prohibited by applicable law from paying; or,

                (iv) based upon or attributable to the Indemnitee gaining in fact a personal profit to which he was not legally entitled, including without limitation, profits made from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, and profits arising from transactions in publicly-traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, or Rule 10b-5 promulgated thereunder.

The determination of whether the Indemnitee shall be entitled to indemnification under this Section 3(a) may, but shall not be required to, be made in accordance with Section 4(a) hereof. If that determination is so made, it shall be binding upon the Company and the Indemnitee for all purposes.

      (b) Expenses (including without limitation, attorneys' and others' fees and expenses) incurred by Indemnitee in defending any actual or threatened civil or criminal action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition thereof as authorized in accordance with Section 4(b) hereof.

   4. CERTAIN PROCEDURES RELATING TO INDEMNIFICATION: (a) For purposes of pursuing his rights to indemnification under Section 2 (other than the second sentence of Section 2(d) hereof, which shall be governed by Section 4(b) hereof) or Section 3(a) hereof, as the case may be, the Indemnitee may, but shall not be required to, submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit 1 attached hereto and made a part hereof (the "Indemnification Statement") averring that he is entitled to indemnification thereunder. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification under Section 2 (other than the second sentence of Section 2(d) hereof, which shall be governed by Section 4(b) hereof) or Section 3(a) hereof, as the case may be, and the Board shall within 30 calendar days after submission of the Indemnification Statement specifically determine that the Indemnitee is so entitled, unless within such 30-calendar-day period it shall determine by Board action, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption) and the Indemnitee shall have received notice within such period in writing





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                                       5

of such determination, that the Indemnitee is not entitled to indemnification under Section 2 and Section 3(a) hereof, which evidence shall be disclosed to Indemnitee with particularity in such notice. The foregoing notice shall be sworn to by all persons who participated in the determination and voted to deny indemnification.

      (b) For purposes of determining whether to authorize advancement of expenses pursuant to the second sentence of Section 2(d) hereof or Section 3(b) hereof, the Indemnitee may, but shall not be required to, submit to the Board a sworn statement of request for advancement of expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "Undertaking"), averring that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual civil or criminal action, suit, proceeding or claim, and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. Upon receipt of the Undertaking, that Board shall within 10 calendar days authorize immediate payment of the expenses stated in the Undertaking, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking and any Undertaking shall be accepted without reference to the Indemnitee's ability to make repayment.

5. FEES AND EXPENSES OF ENFORCEMENT: It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of the obligations under the Agreement or in the event that the Company or any other person takes any action to declare the Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against either the Company, any Subsidiary or any Director, officer, stockholder or other person affiliated with the Company or any Subsidiary, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be responsible for any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, reasonably incurred by the Indemnitee (i) as a result of the failure of the Company to perform this Agreement or any provision thereof, or
(ii) as a result of the undertaking of the Company or any person to contest the validity or enforceability of this Agreement or any provision thereof as aforesaid.

   6. MERGER OR CONSOLIDATION: In the event that the Company shall be a constituent corporation in a consolidation, merger or other reorganization, the Company if it shall not be the surviving, resulting or other corporation therein, shall require as a condition thereto the surviving, resulting or acquiring corporation to agree to indemnify the Indemnitee to the full extent provided





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                                       6

in Section 3 hereof. Whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

   7. NON-EXCLUSIVELY AND SEVERABILITY: (a) The right to indemnification provided by this Agreement shall not be exclusive of any rights to which the Indemnitee may be entitled under the Articles, Regulations, Ohio law, any other statute, insurance policy, agreement, vote of stockholders or of Directors or otherwise, both as to actions in his official capacities and as to actions in other capacities while holding any such office, and shall continue after the Indemnitee has ceased to act in any of the Executive Capacities specified above, or to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators. In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights of recovery previously vested in the Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such right.

      (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal, shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

   8. GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict or laws thereof.

   9. MODIFICATION; SURVIVAL: This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the death, disability, or incapacity of the Indemnitee or the termination of the Indemnitee's service in any of the Executive Capacities.

  10. PRIOR AGREEMENTS: This Agreement supersedes in its entirety any prior agreement between the Executive and the Company, its affiliates or their predecessors or successors relating to the subject matter contained therein.



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                                       7

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                        OHM CORPORATION


                                        By:  ___________________________________
                                         James L. Kirk, Chairman of the Board,
                                         President and Chief Executive Officer

                                        ________________________________________





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                                       8


                                                                       Exhibit 1
                                                                       ---------
                           INDEMNIFICATION STATEMENT
                           -------------------------

STATE OF ___________ )
                     )  ss:
COUNTY OF __________ )

        I, __________________________, being first duly sworn, do depose and say as follows:

        1. This indemnification statement is submitted pursuant to the Indemnity Agreement dated __________, 19__, between OHM Corporation (the "Company"), an Ohio corporation, and the undersigned.

        2. I am requesting indemnification against charges, costs, expenses (including attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim of which I am a party or am threatened to be made a party.

        3. With respect to all matters related to any such action, suit, proceeding or claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnity Agreement.

        4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of
_____________________________________________________________________________
_____________________________________________________________________________
__________________________.


                                ______________________________


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                                      9

        Subscribed and sworn to before me, a Notary Public, in and for said County and State, this _____ day of __________, 19___.

                                       ____________________________
[Seal]                                 Notary Public
                                       My commission expires the _____ day of
                                       _________, 19___.





INDEMN Rev. 2/96
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                                      10

                                                                    Exhibit 2
                                                                    ---------
                                  UNDERTAKING
                                  -----------


STATE OF ___________ )
                     )  ss:
COUNTY OF __________ )

        I, _________________________, being first duly sworn do depose an say as follows:

        1. This Undertaking is submitted pursuant to the Indemnity Agreement dated __________________, 19____, between OHM Corporation (the "Company"), an Ohio corporation, and the undersigned.

        2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or pending civil or criminal action, suit, proceeding or claim.

        3. I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company and the Subsidiary under the aforesaid Agreement or otherwise.

        4. The costs, charges and expenses for which advancement is requested are, in general, all expenses related to _____________________________________
____________________________________________________________.

        Subscribed and sworn to before me, a Notary Public, in and for said County and State, this _____ day of _________, 19___.

                                        _____________________________
[Seal]                                  Notary Public
                                        My commission expires the _____ day of
                                        ____________, 19___.